NUMBER                                                                 SHARES

                                                                    COMMON STOCK

                    TRINITY PARTNERS ACQUISITION COMPANY INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                                           CUSIP

This                                                           SEE REVERSE FOR
certifies                                                    CERTAIN DEFINITIONS
that

is the owner of

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.0001 PER
                                    SHARE, OF

                    TRINITY PARTNERS ACQUISITION COMPANY INC.

(hereinafter called the "Corporation"), transferable upon the books of the
Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued under and shall be subject to all the provisions of the Certificate of Incorporation and By-Laws of the Corporation (copies of which are on file at the office of the Transfer Agent of the Corporation), to all of which the holder by acceptance hereof assents.

     This certificate is not valid unless countersigned by the Transfer Agent.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

COUNTERSIGNED:                                 By:                    By:
   AMERICAN STOCK TRANSFER & TRUST COMPANY,
                           as Warrant Agent

                           Authorized Officer            SECRETARY                 PRESIDENT

                    TRINITY PARTNERS ACQUISITION COMPANY INC.
                                    CORPORATE
                                      SEAL
                                      2004
                                    DELAWARE
                                        *
                    TRINITY PARTNERS ACQUISITION COMPANY INC.

     The Corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional, or other special rights or each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common             UNIF GIFT MIN ACT - _________ Custodian _________
TEN ENT - as tenants by the entireties                          (Cust)              (Minor)
JT TEN - as joint tenants with right of                        under Uniform Gifts to Minors
         survivorship and not as tenants                       Act ___________________
         in common                                                       (State)

     Additional abbreviations may also be used though not in the above list.

   For value received, ________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          shares
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of the capital stock represented by the within Certificate; and do hereby irrevocably constitute and appoint______________________________________________
___________Attorney to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated
      ----------

             ----------------------------------------------------------
     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
             WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
             WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Under no circumstances shall the holder of this certificate have any right or interest of any kind in or to the funds held in that certain trust fund established on behalf of the holders of the Corporation's Class B common stock.